UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 14, 2007

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-13061	34-1559348
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Michael Owens Way
Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                       Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated in this Item 1.01 by reference.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 14, 2007, OI European Group B.V., an indirect wholly owned subsidiary of Owens-Illinois Group, Inc. (the “Company”) completed an offering of 300 million euros of 6.875% Senior Notes due 2017 (the “Senior Notes”), which are guaranteed by the Company and certain other subsidiaries of the Company.  The Senior Notes were offered and sold to initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the  Securities Act of 1933, as amended (“Securities Act”).  The initial purchasers then sold the Senior Notes to qualified institutional buyers pursuant to exemptions from registration provided by Rule 144A and Regulation S under the Securities Act.  The Senior Notes are governed by an Indenture dated as of March 14, 2007, by and among OI European Group B.V., the guarantors party thereto, Law Debenture Trust Company of New York, as trustee, Deutsche Bank AG, acting through its London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A. as Luxembourg transfer agent, listing agent, Luxembourg paying agent and registrar.

The description in this current report of the Senior Notes and the  Indenture is not intended to be a complete description of those instruments, and the description is qualified in its entirety by the full text of the document which is attached as an exhibit to and incorporated by reference in this Current Report.

Item 9.01                       Financial Statements and Exhibits.

(c)                      Exhibits.

No.	Description
4.1

Indenture dated as of March 14, 2007, by and among OI European Group B.V., the guarantors party thereto,  Law Debenture Trust Company of New York, as trustee, Deutsche Bank AG, acting through its London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A. as Luxembourg transfer agent, listing agent, Luxembourg paying agent and registrar, including the form of Senior Note attached thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP INC.

Date: March 15, 2007	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture dated as of March 14, 2007, by and among OI European Group B.V., the guarantors party thereto,  Law Debenture Trust Company of New York, as trustee, Deutsche Bank AG, acting through its London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A. as Luxembourg transfer agent, listing agent, Luxembourg paying agent and registrar, including the form of Senior Note attached thereto.